UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 21, 2006 (December 15, 2006)
NOVELLUS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
California
(State or Other Jurisdiction of Incorporation)

0-17157 (Commission File Number)	77-0024666 (I.R.S. Employer Identification No.)
4000 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-9700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On December 15, 2006, Mr. Sasson Somekh provided notice to Novellus Systems, Inc. (the “Company”) that Mr. Somekh intends to retire as President of the Company effective January 29, 2007.
(e) On December 20, 2006, in connection with his retirement from the office of President, Mr. Somekh and the Company entered into an employment agreement providing for Mr. Somekh’s services in various capacities through September 30, 2010. In exchange for these services, Mr. Somekh will receive an aggregate salary of $100,000 over the term of the Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.
	By:	/s/ William H. Kurtz
William H. Kurtz,
Date: December 21, 2006		Executive Vice President and Chief Financial Officer